DISCONTINUED OPERATIONS (Tables)	6 Months Ended
Jun. 30, 2016
Discontinued Operations and Disposal Groups [Abstract]
Schedule of Discontinued Operations

	Period ended, June 30,
	2016	2015
Revenue	$-	$97
Cost of revenue	-	95
Gross profit	-	2
Selling, general and administrative expenses	-	5
Operating loss	-	(3)
Other income, net	-	3
Income tax benefit	-	-
Loss from discontinued operations	$-	$-